UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported)       July 30, 2003

SHOPSMITH, INC.

(Exact Name of Registrant as specified in its charter)

Ohio	0-9318	31-0811466

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6530 Poe Avenue, Dayton, Ohio		45414

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (937) 898-6070

Item 12. Results of Operations and Financial Condition.

On July 30, 2003, Shopsmith, Inc. issued a press release announcing financial results for the quarter ended July 5, 2003, a copy of which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shopsmith, Inc.

(Registrant)

Date	July 30, 2003

/s/ Mark A. May

(Signature)

Mark A. May Vice President of Finance (Principal Financial and Accounting Officer)